Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 1, 2017 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Institutional Class, Class R6, Class P and

Administrative Class shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2017 (as revised April 10, 2017)

Disclosure Relating to All Series

The sub-section “Liquidity Risk” under the section “Summary of Principal Risks” is hereby revised in its entirety as follows:

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations or possibly delaying the redemption of Fund shares. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector. Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques.

The sub-section “Class C Shares” under the section “Classes of Shares” is hereby revised in its entirety as follows:

•	Class C shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares—Investment Minimums & Account Size.”

•	Class C shares are only available for purchase into accounts that have a broker of record. If you are buying Class C shares directly from the Trust without a broker of record listed on the account, the Trust will treat this request as one to purchase Class A shares at NAV.

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

The paragraph entitled “Letter of Intent” within the sub-section “Initial Sales Charges—Class A Shares” under the section “Classes of Shares” is hereby revised in its entirety as follows:

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter. The market value of your current holdings (as defined under “Right of Accumulation and Combined Purchase Privilege”) as of the day prior to the effective day of the Letter of Intent may count towards satisfying the Letter of Intent. The 13-month period during which the Letter of Intent is in effect will begin on the date the Letter of Intent is received by the Fund. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested. Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the AllianzGI Income & Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.

The fourth paragraph within the sub-section “Payments to Financial Firms” under the section “Classes of Shares” is hereby revised in its entirety as follows:

The additional payments described above are made at the Distributor’s expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in many cases, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in many cases, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with certain financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Allianz Funds by the financial firm’s clients and/ or the annual sales by the financial firm of shares of the Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described in this paragraph are not generally made with respect to Class R, Class R6, or Administrative Class shares. The payments are also not made with respect to Class R6 shares. In limited circumstances at the Distributor’s discretion, the payments may be made with respect to Institutional Class and Class P shares.

The sub-section “Buying Shares—Classes A, C and T” under the section “How to Buy and Sell Shares” is hereby revised in its entirety as follows:

You can buy Class A shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

You can buy Class C shares of the Funds through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

You can buy Class T shares of the Funds through your broker, dealer, or other financial intermediary. Class T shares are sold, and your account must be held, only through financial intermediaries that have an agreement with Fund’s distributor to sell Class T shares. Class T shares may not be purchased directly from the Distributor. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

If you wish to invest in Class A shares directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form to:

Allianz Family of Funds

P.O. Box 8050

Boston, MA 02266-8050

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the Allianz Family of Funds and should clearly indicate your account number. Please call the Distributor at 1-800-988-8380 if you have any questions regarding purchases of Class A, Class C or Class T shares by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

The sub-section “Timing of Redemption Payments—Class A, Class C, Class R, and Class T Shares” under the section “How to Buy and Sell Shares” is hereby removed in its entirety.

The final paragraph within the sub-section “Selling Shares—Institutional Class, Class R6, Class P and Administrative Class—Redemptions of Shares Held Directly with the Trust” under the section “How to Buy and Sell Shares” is hereby removed in its entirety.

The first paragraph within the sub-section “Other Redemption Information” under the section “How to Buy and Sell Shares” is hereby revised in its entirety as follows:

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and in certain cases must be accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

The following two sub-sections are hereby inserted immediately after the sub-section “Other Redemption Information” under the section “How to Buy and Sell Shares”:

Timing of Redemption Payments	Payment of redemption proceeds will ordinarily be made on the next business day after the redemption request regardless of the method of payment (e.g., payment by check, wire or electronic transfer (ACH)), but may take up to seven calendar days. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws. In cases where shares have recently been purchased directly from the Trust by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days.

How the Trust Raises Redemption Proceeds

Under normal conditions, the Trust expects to meet redemption requests for a Fund’s shares by using cash or cash equivalents in the Fund’s portfolio, selling the Fund’s portfolio assets to generate cash, accessing overdraft protection available to the Trust pursuant to the Trust’s agreement with its custodian, drawing on the Trust’s line of credit, engaging in interfund lending or by distributing the Fund’s portfolio assets in-kind. The Trust expects to select the method of meeting redemptions on a case-by-case basis, depending on the then-current circumstances and market conditions. As described below under “Redemptions in Kind,” the Trust has agreed to redeem Fund shares in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. Additional redemptions may be paid through in-kind transfers of securities. The Fund selects securities to sell to generate liquidity on the basis of a range of criteria, including, without limitation, liquidity, the Fund’s then-current portfolio composition and/or the portfolio managers’ outlook for specific securities or the market as a whole. In the event the Fund elects to distribute securities in-kind to meet the redemption request, the Fund will distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations including odd-lot amounts of securities and restrictions imposed by the shareholder.

The Trust may be more likely to deem in-kind transfers necessary and appropriate, and may also be more likely to draw on its line of credit or engage in interfund lending, during times of deteriorating market conditions or market stress, or when the Fund’s portfolio has increased exposure to less liquid securities. The Fund’s ability to redeem in-kind may be more limited with respect to securities that are subject to transfer restrictions.

Please retain this Supplement for future reference.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 1, 2017 to the

Statement of Additional Information for Class A, Class C, Class R, Class T, Institutional Class, Class R6, Class P

and Administrative Class shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2017 (as revised April 10, 2017)

Disclosure Relating to All Series

The first sentence of the paragraph entitled “Purchases by Mail” within the sub-section “How to Buy Shares” under the section “Distribution of Trust Shares”:

Purchases By Mail. Investors who wish to invest in Class A shares by mail may send a completed application form along with a check payable to the Allianz Family of Funds at:

The following paragraph is hereby inserted immediately after the paragraph entitled “Purchasing Class R Shares” within the sub-section “How to Buy Shares” under the section “Distribution of Trust Shares”:

Purchasing Class C Shares. Class C shares are only available for purchase into accounts that have a broker of record. If you are buying Class C shares directly from the Trust without a broker of record listed on the account, the Trust will treat this request as one to purchase Class A shares at NAV.

The second and third paragraphs within the sub-section “Tax-Qualified Specified Benefit and Other Plans” under the section under the section “How to Buy Shares” are hereby revised in their entirety as follows:

For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, existing employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Summary of Minimum Investments and Account Size” below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Minimum Account Size” below.

The second paragraph within the sub-section “Allianz Funds Fund Link” within the sub-section under the section “How to Buy Shares” is hereby revised in its entirety as follows:

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker. Signature Validation from all shareholders of record for the account may be required. See “Signature Validation” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, and in certain cases, with all signatures validated. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

The first paragraph within the sub-section “Direct Redemption” under the section “How to Redeem” is hereby revised in its entirety as follows:

Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures may require a signature validation.

The tabulated list within the sub-section “Written Requests” under the section “How to Redeem” is hereby revised in its entirety as follows:

Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Trust c/o Transfer Agent, Boston Financial Data Services, Inc., at P.O. Box 8050, Boston, MA 02266-8050:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a validation of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Validation”; and

(3)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

The second paragraph within the sub-section “Fund Link Redemptions” within the sub-section under the section “How to Redeem” is hereby revised in its entirety as follows:

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, and in certain cases with all signatures validated. See “How to Buy Shares—Signature Validation.” See “How to Buy Shares—Allianz Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

The sub-section “Expedited Wire Transfer Redemptions” within the sub-section under the section “How to Redeem” is hereby revised in its entirety as follows:

Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800- 988-8380 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request. Signature validation may be required and the request must be forwarded to the Transfer Agent, Boston Financial Data Services, Inc. at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares—Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

The following paragraph is hereby inserted as the last paragraph of the sub-section “Other Investment Companies” under the section “Investment Objectives and Policies”:

In addition to investments permitted by Section 12(d)(1)(G) and Rules 12d-1 and 12d-2 under the 1940 Act, a Fund may, pursuant to an exemptive order that the Trust has obtained from the SEC, invest in securities of other registered investment companies beyond the general limits described above, subject to certain terms and conditions, including that the Fund enter into an agreement with such other registered investment company regarding the terms and conditions of the order.

Please retain this Supplement for future reference.